UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  August 3, 2010

SKYWEST, INC.

(Exact Name of Registrant as Specified in its Charter)

Utah	0-14719	87-0292166
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)

444 South River Road
St. George, Utah	84790
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:

(435) 634-3200

N/A

(Former name, former address, and formal fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b)  under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c)  under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

On August 3, 2010, SkyWest, Inc. (“SkyWest”) and Express Delaware Merger Co., an indirect, wholly-owned subsidiary of SkyWest (“SkyWest Subsidiary”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ExpressJet Holdings, Inc. (“ExpressJet”).  SkyWest Subsidiary is wholly-owned by Atlantic Southeast Airlines, Inc. (“Atlantic Southeast”), a wholly-owned SkyWest subsidiary.  Pursuant to the Merger Agreement, SkyWest proposes to acquire ExpressJet, through a merger between SkyWest Subsidiary and ExpressJet (the “Merger”), and the stockholders of ExpressJet will receive $6.75 per share in cash (the “Merger Consideration”) for each of the issued and outstanding shares of common stock of ExpressJet.  Following the Merger, ExpressJet will be a wholly-owned subsidiary of Atlantic Southeast.  The proposed transaction is not subject to a financing condition, and SkyWest intends to finance the aggregate Merger Consideration to be paid to the ExpressJet stockholders and warrant holders through its existing cash and other available funds.

Assuming that the conditions to the closing of the Merger are satisfied, at the effective time of the Merger, each issued and outstanding share of ExpressJet’s common stock (other than shares that are held by SkyWest, owned by ExpressJet as treasury stock or held by holders who have perfected their statutory rights of appraisal under Delaware law) will be converted into the right to receive the Merger Consideration, payable to the holder thereof, without interest.  Additionally, each outstanding option under ExpressJet’s 2007 Stock Incentive Plan to purchase shares of ExpressJet’s common stock (each a “2007 Plan Company Stock Option”) shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of any such 2007 Plan Company Stock Option shall cease to have any rights with respect thereto, except the right to receive an amount in respect thereof equal to the product of (x) the excess, if any, of the Merger Consideration over the exercise price of such 2007 Plan Company Stock Option, and (y) the number of shares of ExpressJet’s common stock subject to such 2007 Plan Company Stock Option immediately prior to its settlement.  Any outstanding 2007 Plan Company Stock Option with an exercise price equal to or in excess of the Merger Consideration will be cancelled without any further right to payment therefor.  Holders of ExpressJet stock options issued under ExpressJet’s 2002 Stock Incentive Plan, all of which have an exercise price in excess of the Merger Consideration, may not be unilaterally cancelled by ExpressJet in connection with the Merger, but may be offered $0.10 per share of ExpressJet common stock subject to such options in exchange for cancellation.  Additionally, each outstanding warrant to purchase shares of ExpressJet’s common stock shall no longer be outstanding and shall automatically be canceled and retired and shall cease to exist, and each holder of any warrant shall cease to have any rights with respect thereto, except the right to receive an amount of cash in respect thereof equal to the product of (x) the excess, if any, of the Merger Consideration over the exercise price of such warrant, and (y) the number of shares of ExpressJet’s common stock subject to such warrant immediately prior to its settlement.

The Merger Agreement contains customary representations and warranties of the parties.  Each party also makes various covenants in the Merger Agreement.  These covenants include those requiring each party to complete all necessary actions and use all commercially reasonable efforts to close the transaction as soon as practicable and prohibiting parties from taking certain actions that would impede the closing of the transaction.  The parties have also agreed to certain limitations on their operations prior to the closing of the transaction.  In particular, ExpressJet has agreed to operate its business in the ordinary course and in a manner consistent in all material respects with past practice until the Merger is consummated.

ExpressJet has agreed not to solicit or initiate discussions with third parties regarding other proposals to acquire ExpressJet and to certain other restrictions on its ability to respond to such proposals.  The Merger Agreement contains termination provisions in favor of SkyWest, including that (among other things), in connection with the termination of the Merger Agreement under specified circumstances, ExpressJet may be required to pay to SkyWest a termination fee equal to $4 million.  Under certain circumstances, if SkyWest terminates the Merger Agreement due to specified regulatory requirements, it may be required to pay a termination fee of $4 million to ExpressJet.

Consummation of the Merger is subject to customary closing conditions, including approval by the ExpressJet stockholders.  The transaction is also subject to regulatory reviews and approvals, including pursuant to the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  SkyWest anticipates that the transaction will be completed during the latter part of the fourth calendar quarter of 2010.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be complete and is subject to, and qualified in its entirety by, reference to such agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

The Merger Agreement has been attached as an exhibit to this Current Report to provide investors and security holders with information regarding its terms. The Merger Agreement is not, however, intended to provide any other factual information about SkyWest, ExpressJet, Atlantic Southeast or SkyWest Subsidiary.  The representations, warranties and covenants contained in the Merger Agreement were made only for the purposes of such agreement and as of specified dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.  The representations and warranties may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors.  Investors are not third-party beneficiaries under the Merger Agreement and should not, and under the terms of the Merger Agreement are not entitled to, rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of SkyWest or ExpressJet or any of their respective subsidiaries or affiliates.   Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, since (i) they were made only as of the date of such Merger Agreement or a prior, specified date, (ii) in some cases they are subject to qualifications with respect to materiality, knowledge and/or other matters, and (iii) they may be modified in important part by the underlying disclosure schedule.  Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in SkyWest’s or ExpressJet’s public disclosures.

Additionally, Atlantic Southeast has negotiated the principal terms of a new, long-term, capacity purchase agreement with Continental Airlines, Inc., which the parties intend to become effective upon the consummation of the Merger.  SkyWest will provide additional information related to the capacity purchase agreement upon its effectiveness, assuming the completion of the Merger.  The Merger is not conditioned upon execution of the new capacity purchase agreement.

Additional Information Regarding the Transaction

This announcement is neither an offer to purchase nor a solicitation of an offer to sell shares of SkyWest or ExpressJet.  If any such offer is commenced by SkyWest, SkyWest will file and deliver all forms, notices and documents required under state and federal law.  This announcement is not a solicitation of a proxy and does not constitute a solicitation of any vote or approval.

In connection with the proposed transaction, ExpressJet has agreed to file with the Securities and Exchange Commission (“SEC”) a proxy statement.  SkyWest and ExpressJet also plan to file other documents with the SEC regarding the proposed transaction.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and stockholders will be able to obtain free copies of the proxy statement and other documents containing important information about SkyWest and ExpressJet, once such documents are filed with the SEC, through the website maintained by the SEC at http://www.sec.gov.

SkyWest and ExpressJet and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from ExpressJet stockholders in connection with the proposed transaction.  Information about the directors and executive officers of ExpressJet is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on April 2, 2010.  Information about the directors and executive officers of SkyWest is set forth in its proxy statement for its 2010 annual meeting of stockholders, which was filed with the SEC on March 12, 2010. These documents can be obtained free of charge from the sources indicated above.  Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Safe Harbor for Forward-Looking Statements

In addition to historical information, this Current Report (including the exhibits hereto) contains forward-looking statements.  SkyWest may, from time-to-time, make written or oral forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Such statements encompass SkyWest’s beliefs, expectations, hopes or intentions regarding future events.  Words such as “expects,” “intends,” “believes,” “anticipates,” “should,” “likely” and similar expressions identify forward-looking statements.  All forward-looking statements included in this Current Report are made as of the date hereof and are based on information available to SkyWest as of such date.  SkyWest assumes no obligation to update any forward-looking statement.  Readers should note that many factors could affect the proposed Merger, as well as the future operating and financial results of SkyWest, Atlantic Southeast and ExpressJet, and could cause actual results to vary materially from those expressed in forward-looking statements set forth in this Current Report.  These factors include, but are not limited to, the risk that the Merger will not close; the risk that, if the Merger does close, the operations of Atlantic Southeast and ExpressJet will not be integrated successfully or at all; the parties’ ability to obtain regulatory approvals necessary to complete the Merger and implement Atlantic Southeast’s intended business strategy; the ability of the combined company to realize potential synergies and other anticipated financial impacts of the Merger; future financial and operating results of the combined company; approval of the Merger by ExpressJet stockholders; the satisfaction of the closing conditions to the Merger; and the timing of the completion of the Merger.

Actual operational and financial results of SkyWest, Atlantic Southeast and ExpressJet will vary, and may vary materially, from those anticipated, estimated, projected or expected for a number of reasons, including, among those identified above: the challenges of competing successfully in a highly competitive and rapidly changing industry; developments associated with fluctuations in the economy and the demand for air travel; ongoing negotiations between SkyWest, Atlantic Southeast and ExpressJet and their major partners regarding their contractual relationships; the financial stability of those major partners regarding any impact on the contracts that SkyWest, Atlantic Southeast or ExpressJet operates under in their behalf; the resolution of current litigation with a major airline partner of SkyWest and Atlantic Southeast; variations in market and economic conditions; labor relationships; the impact of global instability; rapidly fluctuating fuel costs; the degree and nature of competition; potential fuel shortages; the impact of weather-related or other natural disasters on air travel and airline costs; aircraft deliveries; and other unanticipated factors.  Risk factors, cautionary statements and other conditions which could cause actual results to differ from management’s current expectations are contained in SkyWest’s filings with the SEC, including the section of SkyWest’s Annual Report on Form 10-K for the year ended December 31, 2009, entitled “Risk Factors.”  All subsequent forward-looking statements attributable to SkyWest or persons acting on its behalf are expressly qualified in their entirety by these cautionary statements.

Item 7.01 Regulation FD Disclosure.

SkyWest intends for its management to use the slide presentation attached to this Current Report in connection with meetings and communications with investors, analysts, and other members of the financial and investment community.  The information set forth in the slide presentation is summary information that is intended to be considered in the context of SkyWest’s filings with the SEC and other public announcements that SkyWest may make, from time to time, by press release or otherwise.  SkyWest undertakes no duty or obligation to publicly update the information contained in this Current Report, although it may do so from time to time as it determines or believes is necessary.  Any updates may be made through the filing of other reports with the SEC, through press releases, or by other public disclosures.  Actual results will differ, and may differ materially, from anticipated results.  Financial estimates and projections are subject to change and are not intended to be relied upon as predictions of future operating or financial results or financial position, and SkyWest assumes no obligation to update or disclose revisions to those estimates and projections.  The information set forth in this Item 7.01 of this Current Report, and in the attached Exhibit 99.1, is qualified in all respects by, and subject in all respects to, the statements set forth in the “Safe Harbor for Forward-Looking Statements” section set forth above.

The information contained in this Item 7.01 of this Current Report, and in the attached Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is not deemed incorporated by reference by any general statements incorporating by reference this Current Report or future filings into any filings under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that SkyWest specifically incorporates the information by reference.  By filing this Current Report and furnishing this information, SkyWest makes no admission or statement as to the materiality of any information in this Item 7.01 of this Current Report or in the attached Exhibit 99.1 that is required to be disclosed solely by reason of Regulation FD.

*   *   *   *   *

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger, dated August 3, 2010, among SkyWest, Inc., Express Delaware Merger Co. and ExpressJet Holdings, Inc.

99.1	Slide presentation of SkyWest, Inc., dated August 4, 2010, entitled “Proposed Acquisition of ExpressJet”

SIGNATURE

Pursuant to the requirements of the Securities Exchange of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SKYWEST, INC.

Dated: August 4, 2010	By:	/s/ Bradford R. Rich
Bradford R. Rich, Executive Vice President
and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

2.1	Agreement and Plan of Merger, dated August 3, 2010, among SkyWest, Inc., Express Delaware Merger Co. and ExpressJet Holdings, Inc.

99.1	Slide presentation of SkyWest, Inc., dated August 4, 2010, entitled “Proposed Acquisition of ExpressJet”